BULL & BEAR U.S. AND OVERSEAS FUND ANNUAL REPORT

                                                               February 15, 1996

Fellow Shareowners:

     We are very pleased to report that Bull & Bear U.S. and Overseas Fund achieved a total return of +25.11% for 1995. It is gratifying to note that our performance was sharply ahead of the Lipper Global Fund Index total return of +14.02%, and compared favorably with the +20.70% total return of the Morgan Stanley Capital International World Index. The Fund's strategy of investing primarily in North America, Europe and Scandinavia, as well as concentrating in technology issues for much of the year contributed significantly to the Fund's strong 1995 performance.

     We believe the Fund's approach, investing worldwide for the highest possible total return on its assets from long term growth of capital and from income, makes it an interesting and attractive choice for investors seeking the advantages and greater flexibility that global investing provides. In this regard, it is a pleasure to welcome our many new shareowners who have joined us since our last Report by opening regular, Gifts/Transfers to Minors and qualified retirement plan accounts.

Chart follows:          U.S. & Overseas Fund

Results of an initial investment of $10,000 with subsequent investments of $100 a month from inception, October 29, 1987, through December 31, 1995 with dividends and capital gain distributions reinvested. Investments for the period total $19,800.

Plot points:  $10.1,  $11.7,  $14.9,  $14.7,  $19.4, $20.1, $26.8, $24.4, $31.9.
Ending Value: $31,887

     As noted in our last Report, currency and global stock markets were experiencing considerable turmoil as 1995 began. While the

U.S. stock market was recovering sharply, European stock markets weakened, reflecting higher interest rates and slowing economic growth. European currencies, however, strengthened significantly against the dollar, as was true also for Scandinavian countries, where stock markets remained generally stable to higher. The Mexican peso devaluation led to a market collapse there, as well as in Argentina and Brazil, as fears of further devaluations and other economic problems spread throughout South America. In addition, the Japanese stock market fell sharply as efforts to revive growth continued to fail. Pacific Rim markets in general also weakened as internal monetary and fiscal tightening caused a loss of investor confidence. As we approached mid-year, however, global fundamentals began to improve, Mexican rescue efforts appeared to be successful, and Argentina and Brazil successfully weathered the financial crisis triggered by Mexico's near collapse.

     The sharp slowdown in U.S. economic growth in the first half of 1995 increased expectations of a shift by the Federal Reserve from credit creation restraint toward ease, which did come in early July. This led to the dollar beginning to stabilize versus other major currencies, setting the stage for reduced global interest rate pressures and increasing prospects for global economic progress in 1996. With the U.S. market leading the way, most equity markets around the world rallied strongly during the second half of 1995, with particular strength in emerging markets at year- end.

     With prospects for a continued recovery of emerging markets in 1996, we have increased the Fund's exposure to these markets significantly, while continuing to have a substantial investment in U.S. securities. Overall, we believe 1996 will be another good year for numerous capital gains opportunities.

     We therefore see this as an attractive time to add to your investment. In terms of seeking to achieve your long range financial goals, we especially favor building your account on a regular basis, which can be done safely, automatically and conveniently through the Bull & Bear Bank Transfer Plan, the Bull & Bear Salary Investing Plan and the Bull & Bear Government Direct Deposit Plan. For information on these free services, simply give us a call and we will help you get started.

     If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee IRA(R) or opening a discount brokerage account at Bull & Bear Securities, where you can earn American Airlines(R) AAdvantage(R) Miles on every trade, we would be very pleased to hear from you. Just call 1-800-847-4200, and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.




            Sincerely,



            Robert D. Anderson          Brett B. Sneed, CFA
            Vice Chairman               Senior Vice President
                                        Portfolio Manager



Total Return Performance Graphs


* Bull & Bear U.S. and Overseas Fund ("Fund")

* Morgan Stanley Capital International World
  Index ("MSCI")

* Lipper Global Fund Index (LGFI)

An index is unmanaged and fully invested in common stocks. The Fund may invest in any type of U.S. or foreign security, including Eurodollar securities, and engage in options, futures and forward currency transactions. The fund's inception was October 29, 1987. The $10,000 Performance Graphs begin on October 31, 1987 and results in each case reflect reinvestment of dividends and distributions.


[The following table was represented as a graph with the following plot points in the printed material.]


Plot points:

Fund: $9.9, $10.7, $11.9, $10.9, $13.4, $13.0, $16.5, $14.3, $17.9
MSCI: $10.2, $12.6, $14.8, $12.3, $14.7, $14.0, $17.2, $18.2, $22.1
LGFI: $10.3, $11.8, $14.4, $13.1, $15.7, $15.7, $20.9, $20.4, $23.3



                                                                  Average
                                   Final            Total          Annual
                                   Value            Return         Return
                                   -----            ------         ------
          Fund ............        17,923            79.23%         7.38%

          MSCI ............        22,091           120.91%        10.19%

          LGFI ............        23,260           132.60%        10.89%

====================================================================================================================================
INCOME FUNDS -              o  Bull & Bear                A high quality money market fund investing in U.S.
MONEY MARKET,                  Dollar Reserves            Government securities.  Income is generally free from
U.S. GOVERNMENT,                                          state income and intangible property taxes.  ( For Bull
MUNICIPAL AND                                             & Bear Performance Plus(sm) discount brokerage
GLOBAL                                                    accounts, the check writing minimum is $100.)
                            --------------------------------------------------------------------------------------------------------
o  Monthly                  o  Bull & Bear                Investing for a high level of current income, liquidity
   Dividends                   U.S. Government            and safety of principal.
o  Free, Unlimited             Securities Fund
   Check Writing            --------------------------------------------------------------------------------------------------------
   ($250 minimum            o  Bull & Bear                Investing for the highest possible income exempt from
   per check)                  Municipal Income Fund      Federal income tax that is consistent with preservation
                                                          of principal.
                            --------------------------------------------------------------------------------------------------------
                            o  Bull & Bear                Investing for a high level of income from a global
                               Global Income Fund         portfolio of primarily investment grade fixed income
                                                          securities.
====================================================================================================================================
GROWTH FUNDS -              o  Bull & Bear                Invests worldwide for the highest possible total return.
U.S., GLOBAL                   U.S. and Overseas Fund
AND PRECIOUS                --------------------------------------------------------------------------------------------------------
METALS                      o  Bull & Bear                Invests aggressively for maximum capital appreciation.
                               Special Equities Fund
                            --------------------------------------------------------------------------------------------------------
                            o  Bull & Bear                Seeks long term capital appreciation in investments
                               Gold Investors             with the potential to provide a hedge against inflation
                                                          and preserve the purchasing power of the dollar.
                            --------------------------------------------------------------------------------------------------------
                            Call our toll-free number for a prospectus containing more complete information, including charges and expenses.  Please read it carefully before you invest.
====================================================================================================================================
DISCOUNT                    o  Bull & Bear                Investors receive the investment information they need
BROKERAGE                      Securities, Inc.           and the low commissions they expect. Commission
SERVICES                                                  savings of up to 84% and more over full cost firms
                                                          and guaranteed 20% lower than Charles Schwab &
                                                          Co. on every stock, bond and option trade.
                                                          (Transactions are subject to a low $31 minimum
                                                          commission; comparisons are based on a January 1996
                                                          survey of standard telephone orders; full cost firms
                                                          and larger discount brokers may offer additional
Call Toll Free                                            services not available from Bull & Bear Securities and
1-800-VIP-4200                                            rates may vary markedly for other types of products.)
                            --------------------------------------------------------------------------------------------------------
                            Total Return Performance. For the periods ended December 31, 1995, Bull & Bear U.S. and
                            Overseas  Fund's total return for one year was 25.11%,  average annual total return for the past five years was 10.46%,  and for the life of the Fund (from  October 29,  1987)
                            was 7.38%.  Past performance does not guarantee future results.  Investment return will fluctuate,  so shares when  redeemed may be worth more or less than their cost.  Dollar cost averaging does not assure a profit or protect against loss in a declining  market, and investors should consider their ability to make purchases when prices are low.


                       BULL & BEAR U.S. AND OVERSEAS FUND
              Schedule of Portfolio Investments - December 31, 1995





Shares
                                                                Market Value
       COMMON AND PREFERRED STOCKS (97.2%)
       Argentina (3.4%)
 9,000 Buenos Aires Embotelladora ADR.........................   $   185,625
11,000 Quilmes Industries S.A.................................       171,600
                                                                 -----------
                                                                     357,225
                                                                 -----------
       Brazil (2.2%)
 5,000 Telecomunicacoes Brasileiras ADR.......................       236,875
                                                                 -----------

       Canada (8.5%)
25,000 Mitel Corp.*...........................................       162,500
 8,000 Seagrams Co. Ltd.......................................       277,000
95,000 Tesco Corp.*...........................................       461,472
                                                                 -----------
                                                                     900,972
                                                                 -----------

       Germany (7.0%)
 4,000 Moebel Walther Pfd.....................................       131,351
 4,000 SAP A.G. Pfd...........................................       608,687
                                                                 -----------
                                                                     740,038
                                                                 -----------
       Ireland (4.1%)
 9,000 Elan Corp. PLC ADR*....................................       437,625
                                                                 -----------

       Israel (2.2%)
 5,000 Teva Pharmaceutical Industries Ltd. ADR................       231,875
                                                                 -----------

       Mexico (1.9%)
 9,000 Grupo Televisa.........................................       202,500
                                                                 -----------

       Netherlands (3.4%)
 8,000 Madge N.V.*............................................       358,000
                                                                 -----------

       Norway (2.4%)
 8,000 Nera AS - Telecom ADR*.................................       260,000
                                                                 -----------

       Sweden (1.7%)
 9,000 Volvo Akliebolaget ADR.................................       185,343
                                                                 -----------

Shares
                                                                Market Value
       United Kingdom (6.9%)
 5,000 Reuters Holdings PLC ADR...............................   $   275,625
45,373 J.D. Wetherspoon PLC Ord...............................       452,260
                                                                 -----------
                                                                     727,885
                                                                 -----------
       United States (53.5%)
 7,000 Accent Software International*.........................       164,500
50,000 AmeriCredit Corp.*.....................................       681,250
32,000 Ameridata Technologies Inc.*...........................       308,000
13,000 Brite Voice Systems, Inc.*.............................       180,375
10,000 Cheyenne Software, Inc.*...............................       261,250
10,000 Circon Corp.*..........................................       202,500
20,000 Global Pharmaceutical Corp.*...........................       200,000
 8,000 Healthsouth Corp.*.....................................       233,000
14,000 Longhorn Steaks Inc.*..................................       248,500
 7,000 Medisense Inc.*........................................       221,375
10,000 Mercury Interactive Corp.*.............................       182,500
 8,000 Mobile Telecommunication Technologies Corp.*...........       171,000
18,000 Neoprobe Corp.*........................................       290,250
 5,000 Network Equipment Technologies Inc.*...................       136,875
 5,500 Newbridge Network Corp.*...............................       227,563
14,000 Olicom A/S*............................................       213,500
14,000 Platinum Technology Inc.*..............................       257,250
 8,000 Sofamor/Denek Group, Inc.*.............................       227,000
19,500 System Software Associates, Inc........................       424,125
14,000 20th Century Industries*...............................       278,250
10,000 Total Renal Care Holdings*.............................       295,000
14,000 Utah Medical Products Inc.*............................       277,375
                                                                 -----------
                                                                   5,681,438
                                                                 -----------
         Total Common and Preferred Stocks (cost:  $8,745,812)    10,319,776
                                                                 -----------

Par Value U.S. Government Agency (2.8%)
---------
$295,000  Federal National Mortgage Assn.,
            due 1/5/96 (cost:  $294,820) .....................       294,820
                                                                 -----------
               Total Investments (cost: $9,040,632) (100.0%)..   $10,614,596
                                                                 ===========


          *  Indicates non-income producing security.









                 See accompanying notes to financial statements.

U.S. and Overseas Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

ASSETS:
  Investments at market value (cost: $9,040,632) (note 1) .....    $ 10,614,596
  Cash ........................................................           4,285
  Receivables:
    Investment securities sold ................................          20,564
    Dividends .................................................           8,618
    Fund shares sold ..........................................           3,294
                                                                   ------------
       Total assets ...........................................      10,651,357
                                                                   ------------
LIABILITIES:
  Payables:
    Fund shares purchased .....................................         514,681
    Investment securities purchased ...........................         269,125
  Accrued management and distribution fees ....................           9,636
  Accrued expenses ............................................          50,136
                                                                   ------------
       Total liabilities ......................................         843,578
                                                                   ------------
NET ASSETS: (applicable to 1,173,429 outstanding shares:
  250,000,000 shares of $.01 par value authorized) ............    $  9,807,779
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($9,807,779 / 1,173,429) ....................................    $       8.36
                                                                   ============
At December 31, 1995, net assets consisted of:
  Paid-in capital .............................................    $  8,251,242
  Accumulated net realized loss on investments ................         (17,859)
  Net unrealized appreciation on investments and
    foreign currencies ........................................       1,574,396
                                                                   ------------
                                                                   $  9,807,779
                                                                   ============








                 See accompanying notes to financial statements.



U.S. and Overseas Fund

STATEMENT OF OPERATIONS
Year Ended December 31, 1995



INVESTMENT INCOME:
  Dividends (net of foreign taxes of $6,060) ..................     $    63,812
  Interest ....................................................           3,045
                                                                    -----------
                                                                         66,857
                                                                    -----------
EXPENSES:
  Distribution (note 3) .......................................          96,684
  Investment management (note 3) ..............................          96,092
  Transfer agent ..............................................          40,178
  Professional (note 3) .......................................          34,913
  Registration (note 3) .......................................          32,884
  Custodian ...................................................          31,843
  Shareholder administration (note 3) .........................          19,919
  Interest (note 5) ...........................................           4,645
  Directors ...................................................           2,329
  Other .......................................................          16,360
                                                                    -----------
    Total expenses ............................................         375,847
    Custodian credits (note 4) ................................          (5,612)
    Expenses reimbursed (note 3) ..............................         (27,939)
                                                                    -----------
    Net expenses ..............................................         342,296
                                                                    -----------
    Net investment income (loss) ..............................        (275,439)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain from foreign currency transactions ........           1,302
  Net realized gain from security transactions ................         823,207
  Unrealized appreciation of investments and foreign
     currencies during the period .............................       1,481,881
                                                                    -----------
    Net realized and unrealized gain on investments and
      foreign currencies ......................................       2,306,390
                                                                    -----------
    Net increase in net assets resulting from operations ......     $ 2,030,951
                                                                    ===========









                 See accompanying notes to financial statements.

U.S. and Overseas Fund

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31,


                                                                                                       1995                1994
                                                                                                   ------------        ------------
OPERATIONS:
  Net investment income (loss) .............................................................       $   (275,439)       $   (165,116)
  Net realized gain (loss) from foreign currency transactions ..............................              1,302            (209,085)
  Net realized gain from security transactions .............................................            823,207             539,801
  Unrealized appreciation (depreciation) of investments during the period ..................          1,481,881          (1,603,906)
                                                                                                   ------------        ------------
    Net change in net assets resulting from operations .....................................          2,030,951          (1,438,306)
DISTRIBUTIONS TO SHAREHOLDERS:
  Distribution from net realized gains ($.49 and $.49 per share, respectively) .............           (574,671)           (543,721)
CAPITAL SHARE TRANSACTIONS:
  Decrease in net assets resulting from capital share transactions (a) .....................           (102,570)         (1,813,982)
                                                                                                   ------------        ------------
    Total change in net assets .............................................................          1,353,710          (3,796,009)
NET ASSETS:
  Beginning of period ......................................................................          8,454,069          12,250,078
                                                                                                   ------------        ------------
  End of period ............................................................................       $  9,807,779        $  8,454,069
                                                                                                   ============        ============

--------------
(a)  Transactions in capital shares were as follows:

                                                                      1995                                     1994
                                                        ---------------------------------         ---------------------------------
                                                           Shares               Value               Shares                Value
                                                        ------------         ------------         ------------         ------------
Shares sold ....................................           1,764,028         $ 13,899,838            2,214,062         $ 18,179,561
Shares issued in reinvestment of
 distributions .................................              64,553              531,253               71,808              506,249
Shares redeemed ................................          (1,848,587)         (14,533,661)          (2,499,029)         (20,499,792)
                                                        ------------         ------------         ------------         ------------
Net decrease ...................................             (20,006)        $   (102,570)            (213,159)        $ (1,813,982)
                                                        ============         ============         ============         ============



                 See accompanying notes to financial statements.


U.S. and Overseas Fund

                          Notes to Financial Statements


(1) The Fund is a non-diversified series of common stock of Bull & Bear Funds I, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Bull & Bear Quality Growth Fund is the other series of the Company. The Fund's investment objective is to seek the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $9,058,490, gross unrealized appreciation and gross unrealized depreciation were $2,138,349 and $582,243 at December 31, 1995. Distributions paid to shareholders during the year ended December 31, 1995 differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of the characterization of realized foreign currency gains (losses) for tax/book purposes and wash sales.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has undertaken that the operating expenses of the Fund for each fiscal year (including management fees but excluding taxes, interest, brokerage commissions and distribution plan expenses), expressed as a percentage of average daily net assets, will not exceed the lowest rate prescribed by any state in which shares of the Fund are qualified for sale. Currently such limitation is 2 1/2% of the first $30 million of such assets, 2% of the next $70 million and 1 1/2% of the remaining net assets. If the Fund's expenses exceed such rates, the Investment Manager will reimburse the Fund for any excess. Reimbursement for the year ended December 31, 1995 was $27,939. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc. (formerly Bull & Bear Service Center, Inc.), the Fund's Distributor. For the year ended December 31, 1995, the Fund paid $4,422 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager, as commissions for brokerage services. The Fund reimbursed the Investment Manager $11,376 for providing certain administrative and accounting services at cost during the year ended December 31, 1995.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $19,919 for shareholder administration services supplied to the Fund at cost for the year ended December 31, 1995.

(4) Purchases and sales of securities other than short term notes aggregated $20,377,014 and $20,717,304 respectively, for the year ended December 31, 1995. Under an agreement with the custodian bank, custodian fees are reduced by credits for cash balances. Such reductions amounted to $5,612 during the year ended December 31, 1995.

(5) The Fund had an uncommitted bank line of credit for temporary or emergency purposes which expired. For the year ended December 31, 1995, the weighted average interest rate was 8.7% based on the balances outstanding during the year and the

U.S. and Overseas Fund
weighted average amount outstanding was $47,539.

(6) The Board of Directors has approved an Agreement and Plan of Reorganization and Termination (the "Reorganization Agreement"), under which the Bull & Bear Quality Growth Fund ("Quality Growth") would be merged into the Fund. Approval of the Reorganization Agreement will be submitted to the shareholders of Quality Growth for their meeting scheduled in April, 1996.


U.S. and Overseas Fund

FINANCIAL HIGHLIGHTS



                                                                                      Years Ended December 31,
                                                                  -----------------------------------------------------------------
PER SHARE DATA*                                                      1995          1994          1993          1992         1991
                                                                  ----------    ----------    ----------    ----------   ----------
Net asset value at beginning of period ........................   $     7.08    $     8.71    $     7.59    $     8.37   $     7.62
                                                                  ----------    ----------    ----------    ----------   ----------
Income from investment operations:
  Net investment income (loss) ................................         (.23)         (.13)         (.20)          .04          .07
  Net realized and unrealized gain (loss) on investments ......         2.00         (1.01)         2.22          (.25)        1.64
                                                                  ----------    ----------    ----------    ----------   ----------
    Total from investment operations ..........................         1.77         (1.14)         2.02          (.21)        1.71
                                                                  ----------    ----------    ----------    ----------   ----------
Less distributions:
  Distributions from net realized gains on investments ........         (.49)         (.49)         (.90)         (.57)        (.96)
                                                                  ----------    ----------    ----------    ----------   ----------
Net asset value at end of period ..............................   $     8.36    $     7.08    $     8.71    $     7.59   $     8.37
                                                                  ==========    ==========    ==========    ==========   ==========

TOTAL RETURN ..................................................        25.11%       (13.12)%       26.71%        (2.57)%      22.55%
                                                                  ==========    ==========    ==========    ==========   ==========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ...................   $    9,808    $    8,454    $   12,250    $    9,229   $    1,275
                                                                  ==========    ==========    ==========    ==========   ==========

Ratio of expenses to average net assets (a)(b) ................         3.55%         3.53%         3.55%         3.56%        3.56%
                                                                  ==========    ==========    ==========    ==========   ==========
Ratio of net investment income (loss) to average net assets (c)        (2.85)%       (1.65)%       (2.36)%         .51%         .90%
                                                                  ==========    ==========    ==========    ==========   ==========
Portfolio turnover rate .......................................          214%          212%          182%          175%         208%
                                                                  ==========    ==========    ==========    ==========   ==========


*    Per share net investment income (loss) and net realized and unrealized gain
     (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. The financial highlights for 1991 have been restated to reflect the 100% stock dividend effective February 24, 1992.

(a) Ratio prior to reimbursement by the Investment Manager was 3.84%, 3.59%, 3.69%, 4.09% and 13.35% for the years ended December 31, 1995, 1994, 1993,
     1992, and 1991, respectively.

(b) Ratio after the reduction of custodian fees under a custodian agreement was 3.49%. Prior to 1995, such reductions were reflected in the expense ratios.

(c) Ratio prior to reimbursement by the Investment Manager was (3.14)%, (1.71)%, (2.50)%, (0.02)% and (8.89)% for the years ended December 31,
     1995, 1994, 1993, 1992 and 1991, respectively.







U.S. and Overseas Fund

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors and Shareholders of
  Bull & Bear U.S. and Overseas Fund:


     We have audited the accompanying statement of assets and liabilities of Bull & Bear U.S. and Overseas Fund, including the schedule of portfolio investments as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear U.S. and Overseas Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                     TAIT, WELLER & BAKER




Philadelphia, Pennsylvania
January 19, 1996




U.S. and Overseas Fund